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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                              -------------------


                                  FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 4, 1997



                         DSC COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                 0-10018                     54-1025763
(State or other jurisdiction     (Commission                 (IRS Employer
      of incorporation)          File Number)             Identification No.)


                    1000 Coit Road
                      Plano, Texas                     75075
          (Address of principal executive offices)    (ZIP Code)


     Registrant's telephone number, including area code:  (972) 519-3000



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The undersigned Registrant hereby amends Item 7. "Financial Statements and
Exhibits" of its Current Report on Form 8-K dated December 19, 1997 as set forth in the pages attached hereto.

ITEM 7.   Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The following audited consolidated financial statements of Celcore, Inc. and the accompanying notes are incorporated herein by reference to Exhibit 99.2 of this Current Report on Form 8-K/A:

          1. Audited Financial Statements of Celcore, Inc. as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994.

     The following unaudited interim financial statements of Celcore, Inc. are incorporated herein by reference to Exhibit 99.3 of this Current Report on Form 8-K/A:

          1.   Balance Sheet as of September 30, 1997.

          2. Statements of Operations for the nine months ended September 30, 1997 and 1996.

          3. Statements of Cash Flows for the nine months ended September 30, 1997 and 1996.

          4.   Notes to the Unaudited Financial Statements.

     (b)  Pro Forma Financial Statements.

     The following pro forma financial statements are incorporated herein by reference to Exhibit 99.4 of this Current Report on Form 8-K/A:

          1.   Unaudited Pro Forma Combined Financial Statements Introduction.

          2. Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1997.

          3. Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1996.

          4.   Unaudited Pro Forma Combined Balance Sheet as of September 30,
               1997.

          5.   Notes to Unaudited Pro Forma Combined Financial Statements.

     (c)  Exhibits.

          Exhibit No.         Description.
          -----------         ------------



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     *2.1      Amended and Restated Agreement and Plan of Merger among DSC
               Communications Corporation, CI Acquisition Company and Celcore, Inc.

     23.1      Consent of KPMG Peat Marwick LLP

    *99.1 Press Release, dated December 4, 1997, issued by DSC Communications Corporation

     99.2 Audited financial statements of Celcore, Inc. as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994

     99.3      Unaudited interim financial statements of Celcore, Inc.:

               1.   Balance Sheet as of September 30, 1997

               2. Statements of Operations for the nine months ended September 30, 1997 and 1996

               3. Statements of Cash Flows for the nine months ended September 30, 1997 and 1996

               4.   Notes to the Unaudited Financial Statements

     99.4      Pro forma financial statements:

               1.   Unaudited Pro Forma Combined Financial Statements
                    Introduction

               2. Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1997

               3. Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1996

               4. Unaudited Pro Forma Combined Balance Sheet as of September 30, 1997

               5.   Notes to Unaudited Pro Forma Combined Financial Statements

------------------

* Previously filed

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   DSC COMMUNICATIONS CORPORATION

Date: December 23, 1997            By:  /s/ KENNETH R. VINES
                                      ---------------------------
                                        Kenneth R. Vines
                                        Vice President, Finance











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                                 EXHIBIT INDEX

Exhibit No.    Description.
-----------    ------------

     *2.1 Amended and Restated Agreement and Plan of Merger among DSC Communications Corporation, CI Acquisition Company and Celcore, Inc.

     23.1      Consent of KPMG Peat Marwick LLP

    *99.1 Press Release, dated December 4, 1997, issued by DSC Communications Corporation

     99.2 Audited financial statements of Celcore, Inc. as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994

     99.3      Unaudited interim financial statements of Celcore, Inc.:

               1.   Balance Sheet as of September 30, 1997

               2. Statements of Operations for the nine months ended September 30, 1997 and 1996

               3. Statements of Cash Flows for the nine months ended September 30, 1997 and 1996

               4.   Notes to the Unaudited Financial Statements

     99.4      Pro forma financial statements:

               1.   Unaudited Pro Forma Combined Financial Statements
                    Introduction

               2. Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 1997

               3. Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 1996

               4. Unaudited Pro Forma Combined Balance Sheet as of September 30, 1997

               5.   Notes to Unaudited Pro Forma Combined Financial Statements

--------------------
*  Previously filed.


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